AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB VPS Balanced Hedged Allocation Portfolio

-Class A and Class B

Supplement dated September 1, 2026 for AB VPS Balanced Hedged Allocation Portfolio (the “Portfolio”).

A supplement dated February 5, 2026 disclosed certain changes to the Portfolio’s principal investment strategies that were scheduled to become effective on a future date. Those changes will not be implemented and will not become effective. Accordingly, the following provides current information regarding the Portfolio, as reflected in the Portfolio’s Prospectuses and Summary Prospectuses, dated May 1, 2026, as amended.

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PROSPECTUSES AND SUMMARY PROSPECTUSES

PRINCIPAL STRATEGIES

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) that is designed as a solution for investors who seek exposure to equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio also utilizes a risk management portfolio intended to enhance the risk-adjusted return of the Portfolio (the “Risk Management Component”). A portfolio’s return is enhanced on a risk-adjusted basis when the portfolio achieves lower volatility with similar returns, or higher returns at similar volatility, compared to its benchmark. Both Components are actively managed by the Adviser as an integrated whole.

With respect to the Balanced Component, the Portfolio typically invests in shares of exchange-traded funds, or ETFs, most or all of which are passively managed; in exchange traded derivatives; and directly in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. Through its investments, the Portfolio gains exposure to various domestic and foreign markets, regions and countries, including emerging markets. The Portfolio normally invests at least 25% of its assets in equity investments, primarily consisting of but not limited to ETFs. The Portfolio normally invests at least 25% of its assets in U.S. fixed-income investments, primarily consisting of but not limited to U.S. bond ETFs and U.S. Government securities, including Treasury Inflation-Protected Securities. The Portfolio’s fixed-income exposure consists primarily of investment-grade debt and may from time to time include lower-rated debt (“junk bonds”). The Portfolio may also seek exposure to real assets by investing in real estate-related ETFs. The Portfolio uses derivatives to gain access to or adjust its equity and fixed-income exposures.

With respect to the Risk Management Component, the Adviser seeks to enhance the risk-adjusted return of the Portfolio, attempting to enhance market exposure in rising markets and reduce risk in downturns. The Adviser employs a variety of risk management techniques in its strategy, primarily using derivative instruments. The Adviser attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. The Adviser uses risk management techniques designed to protect the Portfolio’s ability to generate future income. These techniques may use strategies including options (involving the purchase and/or writing of various combinations of call and/or put index options, and also may include options on individual securities) and futures contracts (including futures contracts on stock indices and U.S. Treasuries).

Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposures than making direct investments. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge or add foreign currency exposure. The Risk Management Component may also include “long” and “short” positions in U.S. Government securities and cash instruments.

The Adviser may employ currency hedging strategies in the Portfolio, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so.

The Adviser considers a variety of factors in determining whether to sell a security, including changes in market conditions and changes in prospects for the security.

PERFORMANCE INFORMATION

The following disclosure addresses the performance history of the Portfolio in the Portfolio’s Prospectuses and Summary Prospectuses:

Effective May 1, 2022, the Portfolio made certain changes to its principal strategies, including the modification of the strategies to invest in ETFs, most or all of which are passively managed; reduce allocations to international securities; add the Risk Management Component; and eliminate the targets for allocation of investments in natural resource equity securities and inflation sensitive equity securities. In addition, effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio invests. In light of these changes, the performance shown for the Portfolio for periods prior to May 1, 2022 is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

This Supplement should be read in conjunction with the Prospectuses and Summary Prospectuses for the Portfolio.

You should retain this Supplement for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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